Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of NanoViricides, Inc. (the “Company”) for the fiscal year ended June 30, 2018, the undersigned Meeta Vyas, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 12, 2018	/s/ Meeta Vyas
Name: Meeta Vyas
Title: Chief Financial Officer,
(Principal Financial and Accounting Officer)